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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2006

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                 001-14498            13-3612110
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    (State or other jurisdiction     (Commission           (IRS Employer
          of incorporation)          File Number)     Identification Number)

        42 West 39th Street, New York, New York                   10018
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 17, 2006, the maturity date of the promissory notes in the aggregate principal amount of $4.0 million previously issued to affiliates of Soros Private Equity Partners (the "Notes") was extended for one year to May 1, 2007 (the "Notes").

Attached as Exhibit 99.1 is a copy of the agreement pursuant to which the Notes were extended.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

99.1 Amendment No. 3, dated as of February 17, 2006, by and between the Company, Quantum Industrial Partners LDC and SFM Domestic Investments LLC

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BLUEFLY, INC.
                                          (Registrant)

Date: February 21, 2006                   By:    /s/ Patrick C. Barry
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                                          Name:  Patrick C. Barry
                                          Title: Chief Operating Officer and
                                                 Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.

99.1 Amendment No. 3, dated as of February 17, 2006, by and between the Company, Quantum Industrial Partners LDC and SFM Domestic Investments LLC